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                                                                      EXHIBIT 23


                 Consent of Independent Public Accountants


We consent to the use of our report dated September 24, 1998, on our audit of the financial statements of Camp Automotive, included in this Form 8-K/A-1, into Lithia Motors, Inc.'s previously filed Registration Statement File Nos. 333-45553 and 333-43593 on Form S-8.



/s/ MOSS ADAMS LLP
Medford, Oregon
December 30, 1998